                                                                    EXHIBIT 23.1
                                                                    ------------


                        CONSENT OF PRICE WATERHOUSE LLP
                        -------------------------------



We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Synbiotics Corporation of our report dated February 15, 1996 relating to the financial statements of Synbiotics Corporation, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



PRICE WATERHOUSE LLP

San Diego, California
September 9, 1996



                                       6